                                                                  EXHIBIT 10.8.1

                  FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
                CFH-FTAX LIMITED PARTNERSHIP, AS LANDLORD, AND
                     CLEARCOMMERCE CORPORATION, AS TENANT


          To be attached to and form a part of Lease made on or about the 4th day of November, 1998 (which together with any amendments, modifications and extensions thereof, is hereunder called the Lease between Landlord and Tenant, covering a total of 22,344 square feet and located at 11500 Metric Boulevard, Suite 300, Austin, Texas, known as Braker M-3.


     WITNESSETH THAT:

     WHEREAS, by Agreement of Lease dated November 4, 1998, Landlord leased to Tenant certain space, containing approximately 22,344 square feet in the building located at 11500 Metric Boulevard, Suite 300, Austin, Texas for a period of thirty six (36) months commencing January 15, 1999 and ending January 31, 2002, and

     WHEREAS, Tenant needs additional space for its business purposes and Landlord has available an area adjacent hereto.

     Now, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. Effective June 15, 1999 the demised premises shall contain, in addition to the approximately 22,344 square fed originally demised ("Original Space"), an additional area, hereinafter called the "Expansion Space", containing approximately 2,432 square feet (Suite 410) adjacent thereto (see Exhibit "A" attached hereto), thus making the aggregate area of the demised premises approximately 24,776 square feet. The Term of the Lease shall end on January 31, 2002. Tenant shall accept the Expansion Space in its current "as is" condition and all improvements must comply with Landlord's Standards and Specifications
                                                 ----------------------------
for Office/Warehouse Buildings.
-------------------------------

     2.  Effective June 15,1999, the monthly base rental shall be


-----------------------------------------------------------------------------------------------------------------
                               Monthly Base       Monthly Base        Total Monthly Base      Total Monthly
                              Rent "Original       Rental PSF         Rental "Expansion        Base Rental
                                   Space"       "Expansion Space"           Space"
-----------------------------------------------------------------------------------------------------------------
6/15/99-01/14/00                  $17,875.20           $0.85                  $2,067.20             $19,942.40
-----------------------------------------------------------------------------------------------------------------
1/15/00-01/31/02                  $18,433.80           $0.85                  $2,067.20             $20,501.00
-----------------------------------------------------------------------------------------------------------------

plus property taxes, common area maintenance, management fees and insurance as provided in the Lease, payable on the first day of each month during the balance of the term.

     3. Tenant, at Tenant's expense, may install underground voice and data lines between the Expansion Space and Original Space. These improvements must comply with Trammell Crow Company's standard specifications (see Standards and
                                                                 -------------
Specifications for Office/Warehouse Buildings) and all applicable governmental
---------------------------------------------
regulations. Prior to beginning construction of any such improvements, Tenant shall submit architectural drawings of the proposed improvements to Landlord and shall obtain Landlord's written consent to begin construction.

     4. Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

DATED AS OF THE 13 DAY OF April, 1999.
                --        ------   --


WITNESS:                      CFH-FTAX Limited Partnership:
                              By:  CFH-FTGP, L.L.C., it General Partner
                              By:  Crow Family Holdings Industrial Limited
                                   Partnership, its Sole Member
                              By:  CFH Industrial, Trust, Inc., its General
                                   Partner


[ILLEGIBLE]                   /s/ Jeanna R. Camp 5/4/99
-----------------------       ---------------------------------
                              By:  JEANNA K. CAMP
                              ---------------------------------
                              Title: VICE PRESIDENT
                              ---------------------------------

WITNESS:                      ClearCommerce Corporation


/s/ [ILLEGIBLE]               /s/ [ILLEGIBLE]
------------------------      ---------------------------
                              By: /s/ [ILLEGIBLE]
                              ---------------------------
                              Title: Vice President, CFO

                                  EXHIBIT "A"



BUILDING:                     BRAKER M-3 AND M-4

LEGAL DESCRIPTION:            Lot 2, Stonehollow Section  5, Acres 7.43

ADDRESS:                      11500 Metric Boulevard, Suite
                              Austin, Texas 78758

[Building Plan appears here]

                             Trammel Crow Company


10/19/1999

Clear Commerce
Sophie Tschosik
Fax# 512-832-8901



Sophie,

Per our conversation from this morning; I have broken down your rent roll for you. If you have any questions or concerns, please feel free to call me and I will forward you to the right contact.

As of October 1, 1999 your rent roll will be:  Base Rent...............23,296.50
                                               Insurance..................194.11
                                               Mgmt Fees................1,171.38
                                               Operating Expenses.......1,535.91
                                               Property Tax.............3,084.98

                                               Total...................29,282.88


Also, just as another reminder that your outstanding amount for October is 4,176.54. Please remit this payment as soon as possible.



Thank you,


/s/ JoAnn Teneyuca
JoAnn Teneyuca
Associate Accountant
Trammell Crow Company
512-320-5599